                                                                EXHIBIT 1.A.(10)


                               Application form

                                                       UNITED INVESTORS LIFE
                                                       INSURANCE COMPANY
                                                       Administrative Office
                                                       P. O. Box 10287
                                                       Birmingham, AL 25202-0287
                                                       1-800-340-3787

Titanium Investor
Variable Universal Life
Application

Complete the following forms in all cases:

All Parts of Application
Agent's Report

Complete the following when Needed:

HIV Consent Form, if required by state
Replacement Form
1035 Exchange Form
Pre-Authorized Bank Draft Agreement
For Additional Insured, complete Additional Insured Information. If more than one Additional insured, complete separate Application for each.

Directions

Y   Give the Fair Credit / MIB Notice to the Applicant prior to completion of the Application
Y   Complete and sign the Agent's Report
Y   Print Application using black ink
Y   Get all required signatures
Y   Have the Applicant initial any changes
Y   Don't accept or send money on Applications totaling $1,000,000 or more, or for any health condition specified in the Conditional Receipt
Y   Don't use pencil or white-out
Y   Complete and attach a signed copy of the Illustration


UI-205, Ed. 11-99
United Investors Life Insurance Company



Federal Fair Credit Reporting Act Notice


We may request a consumer report which contains information about your character, reputation, and mode of living, except as may be related directly or indirectly to your sexual orientation. The information is obtained through interviews with your friends, neighbors, and associates. It is part of our underwriting procedure. We will furnish information about the nature of the report if you write to us and ask.

This notification must be given to the Proposed Insured before the application is completed.

UI-205, Ed. 11-99

Medical Information Bureau Notice

Information about your insurability will be treated as confidential. United Investors Life Insurance Company, or its reinsurers may, however, make a brief report of this to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number
(617) 426-3660.

United Investors Life Insurance Company, or its reinsurers, may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

This notification must be given to the Proposed Insured before the Application is completed.

UI-205, Ed. 11-99


Pre-Authorized Bank Draft Agreement

As a convenience to me, I hereby request and authorize United Investors Life Insurance Company, Birmingham, Alabama to initiate premium payments from my checking account either by electronic funds transfer or by pre-authorized bank draft order provided there are sufficient collected funds in said account to pay the same upon presentation. I agree that your rights in respect to each such transfer or draft shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing; and until you actually receive such notice, I agree that you shall be fully protected in honoring any such transfer or draft.

I further agree that if any such transfer or draft is dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever, even though such dishonor results in the forfeiture of insurance.

 Name of Policyholder(s)        Policy Number(s)         Bank Draft Premium


Depositor(s)

Financial Institution

Name of Depositor(s) listed on the account (Please print)

Name of Financial Institution
(Please Print or Type)

Signature of Depositor (as checks are signed)

Date

Financial Institution Address

Signature of Joint Depositor (as checks are signed)

Date

City

State

Zip Code

Account Number to be debited

Please attach a sample "void" check
(Deposit slip cannot be used)

If monthly bank draft is selected, subsequent drafts will occur on the monthly processing date (the same day in each month as the Policy Date) unless otherwise specified below. You may select a Requested Draft date other than the monthly processing date. If selected, the bank draft will be made on the Requested draft Date which next follows the Policy Date. (For example: If the Policy date is 11-1-99 and the Requested draft date is the 5th, the first bank draft will occur on 11-5-99.)

Requested Draft Date (1st thru 28th only)


UI-205, Ed. 11-99

Application for Titanium Investor
Variable Universal Life Insurance

A. Proposed Insured(s)

1.     Name of Proposed Insured (First-Middle-Last)

2.     Birthdate: (Mo/Day/Yr)                   3.  Birthplace(State)

4.     Sex:  F      M                           5.  Marital Status

6.     Social Security #                        7.  Driver's License #/State

8.     Residence Address

       City                                     State     Zip      Years There

9.     Other Residence addresses during past 2 years (Street, City, St, Zip)

10.    Occupation/Duties

11.    Employer's Name & Address

1a.    Name of Additional Insured (First-Middle-Last)

2a.    Birthdate: (Mo/Day/Yr)                   3a.  Birthplace(State)

4a.    Sex:  F      M                           5a.  Marital Status

6a.    Social Security #                        7a.  Driver's License #/State

8a.    Residence Address

       City                                     State      Zip      Years There

9a.    Other Residence addresses during past 2 years (Street, City, St, Zip)

10a. Occupation/Duties

11a. Employer's Name & Address

B. Beneficiaries:   Use Full Name, Relationship and SS#
Proposed Insured:
     Primary Beneficiary:
                         --------------------------
     Relationship:
                  --------------------------
     SS#/TaxID#:
                -------------------------

     Contingent Beneficiary:
                            -----------------------
     Relationship:                     SS#/TaxID#:
                  --------------------            ----------------------

Additional Insured:
     Primary Beneficiary:
                         --------------------------
     Relationship:             SS#/TaxID#:
                  ------------           ------------------------
     Contingent Beneficiary:
                            -----------------------
     Relationship:             SS#/TaxID#
                  ------------           ------------------------

C. Owner - Complete if Owner is someone other than the Insured

Name of Owner if other than Insured:
                                    ---------------------------------------
Relationship to Insured:                  Social Security#/Tax
                        -----------------
ID#:
    ------------------
Birthdate: (Mo/Day/Yr)
                      ---------
Address:                                City:
        ------------------------------       --------------------
State:        Zip:
      ------      -----------

Name of Contingent Owner:
                         ---------------------------------------
Relationship to Insured:                  Social Security#/Tax
                        -----------------
ID#:
    ------------------
Birthdate: (Mo/Day/Yr)
                      ---------
Address:                                City:
        ------------------------------       --------------------
State:        Zip:
      ------      -----------

D.  Plan Information and Additional Benefits
    1. Base Face Amount:$
                         ------------
       Death Benefit Option: [_] A (Level Death Benefit) or [_] B (Face
          Amount plus Policy Value)
    2. Additional Benefits:
       [_]  Accidental Death Benefit Rider       $
                                                  -----------------
       [_]  Additional Insured Term Rider        $                 (Complete
                                                  -----------------
                                                  Additional Insured Section
                                                  for each Additional Insured.)
       [_]  Adjustable Term Insurance Rider       $                 (Maximum
                                                    ----------------
                                                  9 x Base Face
                                                  Amount/Minimum $50,000)

       [_]  Change of Person Insured Rider (if selected, provides future option to change primary Insured in business
                                           situations.)

       [_]  Children's Insurance Rider (CIR)       Units (Maximum 10 Units).
                                             ------
               (The following question must be answered if CIR is
               requested.)
               Has any child proposed for the Children's Insurance Rider
               had or been treated for a disorder or disease of the heart
               or brain, or diabetes, cancer or AIDS?   [_] Yes  [_]  No
               (If "Yes," CIR is not available.)
       [_]  Death Benefit Guarantee Rider:
       [_]  Later of 10 Years or Age 65    or [_] Lifetime
       [_]  Option to Purchase Additional Insurance Rider
       [_]  Disability Waiver of Monthly Deductions Rider or
       [_]  Disability Waiver of Specified Premium Rider:
             $
              ----------------
       [_]  Other: (Specify Plan/Amount)
                                        ------------------------------------
                       Page 1

UI-205, Ed. 11-99

E. Premium Payments and Notices

1.  Amount Paid with this Application:$
                                       -----------------
2.  Planned Periodic Premium:                      (Write "NONE," if no future
                             --------------------- billing is desired.)


3.  Premium Payment Method and Frequency
    (Check one box only)

   Method         Annual         Semi-Annual        Quarterly        Monthly
   ------         ------         -----------        ---------        -------
   Direct Bill      [_]              [_]                [_]            N/A
   Bank Draft       [_]              [_]                [_]            [_]



 4. Send all Premium Notices and Reports to: [_]  Insured's Residence
     [_] Owner's Address  [_] Other Address:
                                            ------------------------------


 5. Premium Payment Allocation:(Whole percentages only. The total allocated to the Fixed Account and/or the Variable Subaccounts must equal 100%):



  VARIABLE ACCOUNT SUBACCOUNTS:

   AIM Variable Insurance Funds, Inc.
AIM V.I. Capital Appreciation Fund                                    %
                                                               -------
AIM V.I. Growth Fund                                                  %
                                                               -------
AIM V.I. Growth and Income Fund                                       %
                                                               -------
AIM V.I. International Equity Fund                                    %
                                                               -------
AIM V.I. Value Fund                                                   %
                                                               -------

  The Alger American Fund                                             %
                                                               -------
Alger American Growth Portfolio                                       %
                                                               -------
Alger American Income & Growth Portfolio                              %
                                                               -------
Alger American Leveraged AllCap Portfolio                             %
                                                               -------
Alger American MidCap Growth Portfolio                                %
                                                               -------
Alger American Small Capitalization Portfolio                         %
                                                               -------

  BT Insurance Funds Trust                                            %
                                                               -------
BT Insurance Funds Trust EAFE(R) Equity Index Fund                    %
                                                               -------
BT Insurance Funds Trust Small Cap Index Fund                         %
                                                               -------

  Dreyfus Funds                                                       %
                                                               -------
Dreyfus VIF - Capital Appreciation Portfolio                          %
                                                               -------
Dreyfus VIF - Money Market Portfolio                                  %
                                                               -------
Dreyfus VIF - Quality Bond Portfolio                                  %
                                                               -------
The Dreyfus Socially Responsible Growth Fund, Inc.                    %
                                                               -------

  Evergreen Funds                                                     %
                                                               -------
Evergreen VA Equity Index Fund                                        %
                                                               -------
Evergreen VA Foundation Fund                                          %
                                                               -------
Evergreen VA Global Leaders Fund                                      %
                                                               -------
Evergreen VA Small Cap Value Fund                                     %
                                                               -------

  INVESCO Variable Investment Funds, Inc.                             %
                                                               -------
INVESCO VIF - Equity Income Fund                                      %
                                                               -------
INVESCO VIF - Technology Fund                                         %
                                                               -------
INVESCO VIF - Utilities Fund                                          %
                                                               -------

  MFS(R) Variable Insurance Trust                                     %
                                                               -------
MFS(R) Emerging Growth Series                                         %
                                                               -------
MFS(R) Growth with Income Series                                      %
                                                               -------
MFS(R) Research Series                                                %
                                                               -------
MFS(R) Total Return Series                                            %
                                                               -------

  Strong Variable Insurance Funds, Inc.                               %
                                                               -------
Strong Discovery Fund II                                              %
                                                               -------
Strong Mid Cap Growth Fund II                                         %
                                                               -------
Strong Opportunity Fund II                                            %
                                                               -------

  Templeton Variable Products Series Fund                             %
                                                               -------
Templeton Asset Allocation Fund                                       %
                                                               -------
Templeton International Fund
                                                               -------

FIXED ACCOUNT
                                                               -------

TOTAL                                                              100%
                                                               -------



6.  Suitability:

    a.  Did you receive a copy of the prospectus for
    the variable life policy and the Subaccounts selected?     Yes        No    (Owners
                                                                                Initials)

    b.  Do you understand that the Policy Value and the amount and duration of the Death Benefit may increase or decrease based on the Subaccounts selected and that this policy may terminate without value depending on the
    investment performance of such Subaccounts?                Yes        No    (Owners
                                                                                Initials)

    c.  Do you believe that the insurance selected is
    suitable for your financial objectives?     Yes        No (Owner's Initials)


                     Page 2

UI-205, Ed. 11-99












F. Special Programs

1. [_] Dollar Cost Averaging: Automatic transfer of a pre-selected amount from the Fixed Account or the Money Market Subaccount to any of the other Subaccounts.

Select Transfer Frequency: [_]Monthly [_]Quarterly [_]Semi-Annual [_]Annual

Enter day of the month transfers are to be made:       (1st - 28th).  If the day
                                                ------
selected does not fall on a Valuation Date, transfers will be made on the next following Valuation Date. Transfers will be made at the unit values determined on the date of each transfer.

Select Transfer Method: (select one)
[_] Dollar Amount: (Minimum Total Transfer Amount $100)
    [_] Fixed Account $       +   [_] Money Market Subaccount $      = Total
                       -----                                   ------
Transfer Amount $
                 ------
[_] Percentage Transfer:          % (Whole percentages only)  Note: If both
                         ---------
accounts are selected, the percentage you specify will be transferred from each account.
    [_] Fixed Account   and/or  [_] Money Market Subaccount

[_] Reduce Account to Zero over Specified Period:
    Beginning Date:              Ending Date:
                   -----------               ------------
    [_] Fixed Account   and/or  [_] Money Market Subaccount

  Transfer Amounts To: (If Dollar Amount is selected above, please enter dollar amounts below with a $25 minimum for each Subaccount selected. If Percentage Transfer or Reduce Account to Zero over Specified Period is selected, please enter percentage amounts below. Percentage amounts must be entered in whole percentages only and must total 100%.)

AIM V.I. Capital Appreciation Fund
AIM V.I. Growth Fund
AIM V.I. Growth and Income Fund
AIM V.I. International Equity Fund
AIM V.I. Value Fund
Alger American Growth Portfolio
Alger American Income & Growth Portfolio
Alger American Leveraged AllCap Portfolio
Alger American MidCap Growth Portfolio
Alger American Small Capitalization Portfolio
BT Insurance Funds Trust EAFE(R) Equity Index Fund
BT Insurance Funds Trust Small Cap Index Fund
Dreyfus VIF - Capital Appreciation Portfolio
Dreyfus VIF - Money Market Portfolio
Dreyfus VIF - Quality Bond Portfolio
The Dreyfus Socially Responsible Growth Fund, Inc.
Evergreen VA Equity Index Fund
Evergreen VA Foundation Fund
Evergreen VA Global Leaders Fund
Evergreen VA Small Cap Value Fund
INVESCO VIF - Equity Income Fund
INVESCO VIF - Technology Fund
INVESCO VIF - Utilities Fund
MFS(R) Emerging Growth Series
MFS(R) Growth with Income Series
MFS(R) Research Series
MFS(R) Total Return Series
Strong Discovery Fund II
Strong Mid Cap Growth Fund II
Strong Opportunity Fund II
Templeton Asset Allocation Fund
Templeton International Fund

2. [_] Automatic Asset Rebalancing - Automatic rebalancing of the investment options in your policy according to your current premium allocation instructions. If you have selected the Fixed Account and/or Money Market Subaccount for Dollar Cost Averaging above, you may not include that investment option in your Automatic Asset Rebalancing program.

    Select Rebalancing Frequency: [_] Quarterly [_] Semi-Annual [_] Annual

    Select Day of Month for Rebalancing:          (1st - 28th)
                                      ----------

3. [_] Telephone Authorization: (If selected,Owner must initial agreement below).

I agree to hold United Investors Life harmless from all claims when action is taken pursuant to a telephone request for transfers, reallocations or changes in premium allocations based on the
Owner's correct name and policy number.        (Owner's initials)
                                       --------

                                Page 3
UI-205, Ed. 11/99

G. Other Insurance/Replacement

1. Life Insurance and/or annuities in force on the lives of all persons proposed for insurance (If none, insert 'NONE.')

Check one Insured/Additional Ins./Company and Policy No./Life Amount/ ADB Amount/Year

Issued
1.                               $
2.                               $
3.                               $
4.                               $

2. Is policy applied for intended to replace or change existing insurance or annuities in force? (If 'Yes,' identify by circling number
   preceding Company Name.).......................... [_] Yes      [_] No

   If 'Yes,' is this a 1035 Exchange?................ [_] Yes      [_] No

3. Do you have any other application for
   life insurance pending?........................... [_] Yes      [_] No
                                                       Insured Additional
                                                            Insured

H. Underwriting Information

1.   Has any person proposed for insurance:

     (a)  Used tobacco in any form in the past year?
          (If 'Yes,' describe type and amount.)       [_] Yes      [_] No

     (b)  Ever used tobacco? (If 'yes,' give date of
          last use, frequency and amount used.)       [_] Yes      [_] No

     (c) Flown as a pilot, student pilot, or
         crew member? (If 'Yes,' complete Aviation
         Questionnaire)                               [_] Yes      [_] No

     (d) Participated in Auto Racing, Motorcycle
         Racing, Parachuting, Ballooning, Hang
         Gliding, Skin or Scuba Diving?
         (If 'Yes,' provide complete details on
         Avocation Questionnaire)                     [_] Yes      [_] No

     (e) Had driver's license suspended or revoked
         in the past 5 years, or had more than 2
         moving violations in the past 3 years?       [_] Yes      [_] No
         (If 'Yes,' explain.)

     (f) Been convicted of or awaiting trial for
         a felony? (If 'Yes,' give details
         including parole/probation status.)          [_] Yes      [_] No

     (g) Been arrested, treated, or counseled for
         excessive use of alcohol or for drugs?
         (If 'Yes,' give details.)                    [_] Yes      [_] No

     (h) Had any new insurance or reinstatement
         refused, postponed, limited, withdrawn,
         cancelled, or offered or quoted on a
         substandard or rated basis?  (If
         'Yes,' explain.)                             [_] Yes      [_] No

2.   Does any person proposed for insurance:

     (a)  Participate in a physical fitness program?
          (If 'Yes,' describe.)                       [_] Yes      [_] No

     (b)  Drink alcoholic beverages? (If 'Yes,'
          report frequency, amount, type, and
          circumstances.)                             [_] Yes      [_] No

     (c)  Intend to travel or reside outside the
          United States or Canada within the next
          year? (If 'Yes,' give details.)             [_] Yes      [_] No


3.   IMPORTANT - Details of 'Yes' answers to Sections G & H.


                                Check One
                                ---------

Item No.              Insured             Additional Ins.          Details
--------              -------             ---------------          -------







                         Page 4
UI-205, Ed. 11-99

I.   Medical Questionnaire

1.   Insured Height        ft.        in.     Weight        lbs.
                    -------     ------              --------

1a.  Additional Insured Height        ft.         in.  Weight         lbs.
                               -------    --------            --------

Name and Address of Personal Physician
                                      -----------------------------------
Name and Address of Personal Physician
                                      -----------------------------------
-------------------------------------------------------------------------
-------------------------------------------------------------------------
-------------------------------------------------------------------------
__________________________________________________________Date and reason last consulted___________________________________________________________
Date and reason last consulted___________________________________________
_________________________________________________________________________
_________________________________________________________________________

2.   In the past 10 years, have you had or been treated for:


                                                Insured        Additional Ins.
                                                -------        ---------------
     a.  disorder of eyes, ears, nose or
         throat?                             [_] Yes [_] No     [_] Yes [_] No

     b.  dizziness, fainting, convulsions,
         head injury, headaches, paralysis
         or stroke, tremor, muscle weakness,
         depression, other mental or nervous
         disorder?                           [_] Yes [_] No     [_] Yes [_] No

     c.  shortness of breath, persistent
         hoarseness or cough, blood spitting,
         bronchitis, asthma, pleurisy,
         emphysema, tuberculosis or chronic
         respiratory disorder?               [_] Yes [_] No     [_] Yes [_] No

     d.  chest pain, palpitations, high blood
         pressure, rheumatic fever, heart
         murmur, varicose veins, phlebitis,
         or other heart or blood vessel
         disorder?                           [_] Yes [_] No     [_] Yes [_] No

     e.  hepatitis, cirrhosis, ulcer,
         intestinal bleeding, colitis,
         diverticulitis, appendicitis or
         other disorder of the esophagus,
         stomach, intestines, rectum, liver,
         gall bladder, pancreas or spleen?   [_] Yes [_] No     [_] Yes [_] No

     f.  sugar, albumin, blood or pus in
         urine, sexually transmitted or
         venereal disease, stone, or other
         disorder of the kidney, bladder,
         prostate or reproductive organs?    [_] Yes [_] No     [_] Yes [_] No

     g.  diabetes, thyroid or other
         endocrine disorders?                [_] Yes [_] No     [_] Yes [_] No

     h.  arthritis, neuritis, neuralgia,
         rheumatism, gout, or disorder of
         the muscles or bones, including
         the spine, back and joints?         [_] Yes [_] No     [_] Yes [_] No

     i.  disorder of the skin, breast, or
         lymph glands, cancer, tumor or
         cyst?                               [_] Yes [_] No     [_] Yes [_] No

     j.  allergies, anemia, bleeding
         tendency or other disorder of the
         blood?                              [_] Yes [_] No     [_] Yes [_] No

     k.  persistent fever, night sweats,
         chills and/or diarrhea?             [_] Yes [_] No     [_] Yes [_] No

     l.  or been diagnosed with AIDS by a
         member of the medical profession,
         or had a positive test for the HIV
         or HTLV-III (AIDS) virus?           [_] Yes [_] No     [_] Yes [_] No


3. Other than listed above, have you within the past 5 years:

     a.  had or been treated for any mental or
         physical disorder, illness or injury;
         had or been advised to have any checkup,
         consultation, hospitalization,
         treatment or surgery including an EKG,
         X-ray or other diagnostic test?     [_] Yes [_] No     [_] Yes [_] No

     b.  received disability benefits or workers
         compensation?                       [_] Yes [_] No     [_] Yes [_] No

4.   Are you now under observation or taking
     treatment or medication?                [_] Yes [_] No     [_] Yes [_] No

5.   Have you had any change in weight in the
     past year? (If yes, give amount and reason)
                                             [_] Yes [_] No     [_] Yes [_] No

6.   In the past ten years have you used narcotics,
     barbiturates, tranquilizers, hallucinogens,
     heroin, morphine, cocaine, amphetamines,
     LSD, marijuana or any other habit-forming
     drugs or prescription drugs, except as
     prescribed by a physician?              [_] Yes [_] No     [_] Yes [_] No

7.   Have you had a father, mother, brother or
     sister diagnosed before age 60 as having:
     diabetes, cancer, high blood pressure, heart
     or kidney disease, alcoholism, mental illness
     or suicide?                             [_] Yes [_] No     [_] Yes [_] No

8.   IMPORTANT - Details of 'Yes' answers to
     questions 2 thru 7.

---------------------------------------------------------------------------------------------------------------------------
Item        Check one        Name and Address of Each Physician,      Dates and       Nature and Severity
 No.     Ins./Additional      Practitioner and Health Facility        Durations          of Condition,
                                                                                     Frequency of Attacks
                                                                                     Specific Diagnosis
                                                                                        And Treatment
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

UI-205, Ed. 11-99            Page 5

J.   Additional Details and Remarks

K.   Amendments and Corrections (For Home Office Use Only)
     (Not to be used where prohibited by statute or Insurance Department ruling.)

Agreement
I have read this completed application, and represent that the statements and answers given herein are true, complete, and correctly recorded to the best of my knowledge and belief. I agree that: (1) the entire contract will consist of this Application and the policy issued in response to it; (2) no agent of the company can make or modify contracts, waive any rights of the Company, or waive any information requested by the Company; and (3) except as provided in the Conditional Receipt, if issued, no insurance will take effect unless: (a) the policy is delivered to the Owner; (b) the first modal Premium is paid; and (c) between the date of this Application and the date of policy delivery, there has been no change in the health or insurability of any person proposed for insurance; (4) the acceptance of any policy issued on this Application shall constitute acceptance and ratification of any changes made by the Company under "Amendments and Corrections". In those states where required, any change in age, amount, classification, plan of insurance or benefits shall be subject to written ratification by the Applicant.

Authorization
I hereby authorize any licensed physician, medical practitioner; hospital, clinic or other medical or medically related facility, insurance company; reinsurer, the Medical Information Bureau or other organization, institution or person, that has any records or knowledge of me or my health, to give to United Investors Life Insurance Company, or its reinsurers, any such information. This authorization is valid for twenty-six months from the date this form is signed. A photographic copy of this authorization shall be as valid as the original. I know that I may request to receive a copy of this authorization. I have received the notification about the Federal Fair Credit Reporting Act and the Medical Information Bureau.

Signed at                                      on
          ------------------------------------    --------------------------------------
             City                 State                     Month/Day/Year
                                                   X
---------------------------    -----------------   -------------------------------------
Agent's Name (Please Print)    Agent#  Reg/Div #      Signature of Proposed Insured


X                                                  X
 ----------------------------------------------     -------------------------------------
 Signature of Agent                                    Signature of Additional Insured

                                                   X
                                                    -------------------------------------
                                                        Signature of Owner, if other
                                                           than Proposed Insured

UI-205, Ed. 11-99                    Page 6

Agent's Report

1.   How well do you know the Proposed Insured?
     Know well      Do not know well
     Relative (state relationship)
                                  ------------------------
     How long known?
                    --------------------------------

2.   Did you personally see Proposed Insured?            Yes    No
     (If No, explain in Remarks)

3.   Who first suggested the purchase of this insurance?
     Agent        Owner/Applicant
     Proposed Insured        Other
                                  ------------------
4.   To the best of your knowledge, does the policy applied for involve the
     replacement of existing insurance or annuities?      Yes    No
     (If Yes, follow all applicable state requirements)

5.   Purpose(s) which best describe the use of this Insurance:

     Personal                    Business

     Income Replacement               Buy/Sell
     Home Mortgage                    Key Person
     Estate Conservation              Stock Redemption
     Debt Repayment                   Creditor
     Other                            Other
          ------------------               --------------------

6.   Financial Information of Proposed Insured

     a.  Annual Income                       $
                                              ----------------
     b.  Est. Net Worth                      $
                                              ----------------
     c.  Ever filed bankruptcy?:                  Yes            No
         Date Discharged (If "yes", explain in Remarks.)

7.   Owner's Confidential Financial Information:

a.   Age:
         -----------------
b.   Gross Family Income: $
                           -----------------------
c.   Taxable Income: $
                      ---------------------
d.   Number of Dependents:
                          --------------------
e.   Occupation:
                --------------------------------
f.   Employers' Name:
                     ------------------------
g.   Employer Address:
                      -------------------------
h.   Savings and Liquid Assets: $
                                 --------------------
i.   Other Assets (excluding home, furnishings, car):  $
                                                        ------------------
j.   Net Worth (Assets minus liabilities): $
                                            --------------------
k.   Are you associated with any NASD Member?      Yes      No
l.   Investment Objectives (mark all that apply):
     Retirement Savings                 Reserves
     Children's College                 Income
     Other Needs/Goods (specify in Special Remarks)
m.   Special Remarks/Considerations (Specify in Remarks).

----------------------------------------------------------------------------

8.   If this is business insurance:
     a.  Are other principals being insured also?      Yes      No

     (If No, explain reason;  If Yes, give names, amounts, companies in
     Remarks)
     b.  Business net worth  $
                              ----------------------
     c.  Business net income  Year                Amount $
                                   ---------------        -------------
     d.  Percent of business owned by Proposed Insured           %
                                                       ----------

9.   If  Proposed Insured is a Juvenile:
     a.  Did you see the child?                    Yes               No
     b.  Does he/she live with parents?            Yes               No
     c.  Are all brothers and  sisters insured
         for like amounts? (If No, explain in Remarks)    Yes            No
     d.  How much insurance is in force on the life of the
         person responsible for the child's support?     $
                                                          ----------------

10.  Is the Proposed Insured a United States Citizen?     Yes            No
     If `No,' give Visa #
                         -----------------
     Type of Visa
                  ------------------

11.  Telephone Numbers          Insured               Additional Insured
     Home:
     Business:
     Best Time                  a.m.          Bus.     a.m.          Bus.
     to Call:                   p.m.          Home     p.m.          Home
             ---------

12.  Is medical examination being completed       Yes               No
     If Yes, appointment date
                             ---------------------

     Name of Para-Medical Service?
                                  -------------------
13.  Remarks:

I represent that: (1) I have personally seen the Proposed Insured(s); (2) I have truly and accurately recorded on this application the information as supplied by the Owner and the Proposed Insured(s); (3) to the best of my knowledge and belief there is nothing adversely affecting the insurability of the Proposed Insured(s) other than as indicated in this Application; (4) the written disclosure statement was given on or before the date the Application was signed in states where applicable; and (5) if I become aware of a change in the health or habits of the Proposed Insured(s), occurring after the date of the Application but before I deliver the policy, I promise to inform the Company of the change and agree to withhold delivery of the policy until instructed by the Company.

X
 -------------------------------------------------------------------------------
       Signature of Agent               Date               Phone No.

UI-205, Ed. 11-99                    Page 7

Conditional Receipt

CONDITIONAL RECEIPT FOR UNITED INVESTORS LIFE INSURANCE COMPANY (THE "COMPANY") $500,000 MAXIMUM

IT IS HEREBY AGREED THAT UNLESS EACH AND EVERY CONDITION SPECIFIED IN THIS RECEIPT IS FULFILLED EXACTLY, NO INSURANCE WILL BECOME EFFECTIVE PRIOR TO POLICY DELIVERY. NEITHER THE AGENT WHOSE SIGNATURE APPEARS BELOW, NOR ANY OTHER AGENT OF THE COMPANY IS AUTHORIZED TO ALTER OR WAIVE ANY SUCH CONDITIONS.

IT IS ALSO AGREED THAT NO CONDITIONAL DEPOSIT IS BEING MADE WITH RESPECT TO ANY PERSON PROPOSED FOR COVERAGE WHO HAS, WITHIN THE PAST 12 MONTHS, HAD OR

BEEN TREATED FOR HEART DISEASE, STROKE OR CANCER.

All Checks for Conditional Deposit must be made payable to United Investors Life Insurance Company. Do not make any check payable to the Agent nor leave the payee blank. This receipt must be completed when a Conditional Deposit equal to one no-lapse monthly premium is accepted with the Application.


TERMS AND CONDITIONS
--------------------

NO LIFE INSURANCE WILL TAKE EFFECT EARLIER THAN THE POLICY DELIVERY DATE UNLESS EACH CONDITION BELOW IS MET:

1) On the latest of this Application date, the last medical examination required by the Company on any Proposed Insured, or a later date specified in the Application: All Proposed Insureds each must be insurable and eligible, under our rules and standards, for the exact plan, amount of insurance, and premium rate requested in the Application;

2) Any medical examination, test, x-rays and/or electrocardiograms required by the Company (at Company expense) must be completed within 60 days from the Application date; and

3) The Conditional Deposit shown below must equal at least one no-lapse monthly Premium for the coverage as applied for.

IF EACH CONDITION IS MET, part or all of the Life Insurance applied for in this Application on any one life will take effect on the latest date specified in Item (1) above. If the amount of all Life Insurance applied for on the same life (under this and any other Conditional Receipts or similar agreements issued by this Company):

         - Is $500,000 or less, the amount of Life Insurance applied for on that life will take effect;

         - Is over $500,000, a lesser amount which is a pro rata share of the $500,000 maximum will take effect. This share will be based on the total Life Insurance applied for on that life in all Applications for which the Receipts are given. The remainder of any Life Insurance applied for will not take effect unless and until the policy is delivered to the Owner.

IF ANY OF THE ABOVE CONDITIONS ARE NOT MET, the Company has no liability except to return the Conditional Deposit upon surrender of this Receipt.


I have received a copy of and have read this Conditional Receipt. I understand and agree to all of its terms.

$
 --------------------------------
Conditional Deposit

------------------------------
Received From

---------------------------------------
Signature of Owner, if other than Proposed Insured

------------------------------
Date of Conditional Receipt

------------------------------
Signature of Proposed Insured

------------------------------
Signature of Agent

                          Page 8
UI-205, Ed. 11-99